UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

BLACKROCK, INC.
(Exact name of registrant as specified in its charter)

delaware (State or other jurisdiction of incorporation)	001-33099 (Commission File Number)	32-0174431 (IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On January 12, 2024, BlackRock, Inc. (the “Company”) reported results of operations for the three months and year ended December 31, 2023. A copy of the earnings release issued by the Company is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure

On January 12, 2024, the Company also announced that it had entered into a definitive agreement to acquire 100% of the business and assets of Global Infrastructure Management, LLC (referred to herein as Global Infrastructure Partners (“GIP”)), a leading independent infrastructure fund manager, for $3 billion in cash and approximately 12 million shares of Company common stock (the “Transaction”). The Transaction is subject to regulatory approvals and other customary closing conditions. A copy of the joint press release issued by the Company and GIP announcing the Transaction is attached as Exhibit 99.2 to this Form 8-K.

On January 12, 2024, the Company will hold an investor conference call and webcast to discuss the Company’s earnings results for the three months and year ended December 31, 2023. The Company also expects to discuss the Transaction on that conference call and webcast.

A copy of supplemental materials used during the conference call and webcast is furnished as Exhibit 99.3 to this Form 8-K. The Company is also furnishing supplemental materials related to the Transaction as Exhibit 99.4, which will also be used during the conference call and webcast.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Earnings release dated January 12, 2024 issued by the Company
99.2	Press release announcing the Transaction dated January 12, 2024 issued by the Company and GIP
99.3	Fourth Quarter 2023 Earnings – Earnings Release Supplement
99.4	Investor Presentation – Acquisition of Global Infrastructure Partners
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: January 12, 2024	By:	/s/ Martin S. Small
Martin S. Small
Senior Managing Director and
Chief Financial Officer